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                             ASCENT PEDIATRICS, INC.
                        2000 CALIFORNIA STOCK OPTION PLAN
                  Amended and Restated as of February 14, 2001
                           to include Section 11 hereof

1.     Purpose
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     The  purpose  of  this  California Stock Option Plan (the "Plan") of Ascent
Pediatrics, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability  company)  in  which  the  Company  has  a  significant  interest,  as determined  by  the  Board  of  Directors  of  the  Company  (the  "Board").
2.     Eligibility
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     All  of  the  Company's  employees,  officers,  directors,  consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options, restricted stock awards, or other stock-based awards (each, an "Award") under the Plan, provided that such persons are residents of the State of California on the date of grant of such Award. Each person who has been granted an Award under the Plan shall be deemed a "Participant".
3.     Administration  and  Delegation
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(a)     Administration  by Board of Directors.  The Plan will be administered by
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the  Board.  The  Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.
(b)     Delegation to Executive Officers.  To the extent permitted by applicable
        --------------------------------
law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.
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(c)     Appointment  of  Committees.  To the extent permitted by applicable law,
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the  Board  may  delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board to the extent that the Board's powers or authority under the Plan have been delegated to such Committee.
4.     Stock  Available  for  Awards.
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(a)     Number  of Shares.  Subject to adjustment under Section 8, Awards may be
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made  under  the Plan for up to 200,000 depositary shares ("Depositary Shares"), each Depositary Share representing one share of common stock of the Company, $.00004 par value per share (the "Common Stock"), subject to a call option and represented by a depositary receipt. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of Depositary Shares subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Depositary Shares not being issued, the unused Depositary Shares covered by such Award shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. At no time while there is any Option (as defined below) outstanding and held by a Participant who was a resident of the State of California on the date of grant of such Option, shall the total number of Depositary Shares issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of
Section 260.140.45 of the California Code of Regulations, based on the shares of the Company which are outstanding at the time the calculation is made.
(b)     Per-Participant  Limit.  Subject  to  adjustment  under  Section  8, the
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maximum  number  of  Depositary  Shares  with  respect  to which an Award may be granted to any Participant under the Plan shall be 50,000 per calendar year. The per-Participant limit described in this Section 4(c) shall be construed and applied consistently with Section 162(m) of the Code.
5.     Stock  Options
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(a)     General.  The  Board  may  grant  options  to purchase Depositary Shares
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(each,  an "Option") and determine the number of Depositary Shares to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. All Options under this Plan shall be "Nonstatutory Stock Options" and are not intended to comply with the requirements of Section 422 of the Code.
(b)     Exercise  Price.  The  Board  shall  establish the exercise price at the
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time  each  Option is granted and specify it in the applicable option agreement.
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(c)     Duration of Options.  Each Option shall be exercisable at such times and
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subject  to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of 10 years and that no Option granted hereunder may be exercised on the Option Closing Date (as defined in Section 8(d) below).
(d)     Exercise of Option.  Options may be exercised by delivery to the Company
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of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(e) for the number of shares for which the Option is exercised.
(e)     Payment Upon Exercise.  Depositary Shares purchased upon the exercise of
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an  Option  granted  under  the  Plan  shall  be  paid  for  as  follows:
(1)     in  cash  or  by  check,  payable  to  the  order  of  the  Company;
(2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or
(ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;
(3) by delivery of Depositary Shares owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law and (ii) such Depositary Shares, if acquired directly from the Company, was owned by the Participant at least six months prior to such delivery;
(4) to the extent permitted by the Board, in its sole discretion by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or
(5)     by  any  combination  of  the  above  permitted  forms  of  payment.
(f)     Substitute  Options.  In connection with a merger or consolidation of an
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entity  with  the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.
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6.     Restricted  Stock
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(a)     Grants.  The  Board  may  grant  Awards  entitling recipients to acquire
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Depositary Shares, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").
(b)     Terms  and  Conditions.  The  Board  shall  determine  the  terms  and
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conditions  of  any  such  Restricted  Stock Award, including the conditions for
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repurchase  (or  forfeiture)  and  the  issue  price,  if  any.
(c)     Depositary  Receipts.  Any  depositary  receipts  issued in respect of a
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Restricted  Stock  Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the depositary receipts no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.
7.     Other  Stock-Based  Awards
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     The  Board  shall  have  the  right  to  grant  other Awards based upon the
Depositary Shares having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Depositary Shares and the grant of stock appreciation rights.
8.     Adjustments  for  Changes  in  Depositary Shares and Certain Other Events
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(a)     Changes  in  Capitalization.  In  the  event of any stock split, reverse
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stock  split,  stock  dividend,  recapitalization,  combination  of  shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Depositary Shares other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the number and class of securities and exercise price per share subject to each outstanding Option, (iii) the repurchase price per share subject to each outstanding Restricted Stock Award, and (iv) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 8(a) applies and Section 8(c) also applies to any event, Section 8(c) shall be applicable to such event, and this Section 8(a) shall not be applicable.
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(b)     Liquidation  or  Dissolution.  In the event of a proposed liquidation or
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dissolution  of  the  Company,  the  Board  shall  upon  written  notice  to the
Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.
(c)     Acquisition  Events
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(1)     Definition.  An  "Acquisition  Event"  shall  mean:  (a)  any  merger or
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consolidation  of  the  Company with or into another entity as a result of which the Depositary Shares are converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of shares of the Company for cash, securities or other property pursuant to a share exchange transaction.
(2)     Consequences  of an Acquisition Event on Options. Upon the occurrence of
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an  Acquisition  Event,  or  the  execution by the Company of any agreement with respect to an Acquisition Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Option confers the right to purchase, for each Depositary Share subject to the Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Depositary Shares for each Depositary Share held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Depositary Shares); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding Depositary Shares as a result of the Acquisition Event.
     Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event; provided, however, that in the event of an Acquisition Event under the terms of which holders of Depositary Shares will receive upon consummation thereof a cash payment for each Depositary Share surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and that each Participant shall receive, in exchange therefor, a cash payment
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equal  to  the  amount (if any) by which (A) the Acquisition Price multiplied by the number of Depositary Shares subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options. To the extent all or any portion of an Option becomes exercisable solely as a result of the first sentence of this paragraph, upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price. Such repurchase right (1) shall lapse at the same rate as the Option would have become exercisable under its terms and (2) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to the first sentence of this paragraph.
If any Option provides that it may be exercised for Depositary Shares which remain subject to a repurchase right in favor of the Company, upon the occurrence of an Acquisition Event, any shares of restricted stock received upon exercise of such Option shall be treated in accordance with Section 8(c)(3) as if they were a Restricted Stock Award.
(3)     Consequences  of  an Acquisition Event on Restricted Stock Awards.  Upon
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the  occurrence  of an Acquisition Event, the repurchase and other rights of the
Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Depositary Shares were converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Depositary Shares subject to such Restricted Stock Award.
(4)     Consequences  of  an Acquisition Event on Other Awards.  The Board shall
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specify  the effect of an Acquisition Event on any other Award granted under the
Plan  at  the  time  of  the  grant  of  such  Award.
(d)     Alpharma  Call  Option.
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(1)     From  and  after  the  date  of  adoption  of  this Plan by the Board of
Directors of the Company until the Option Determination Date (as defined in the Depositary Agreement dated as of February 16, 1999 by and among the Company, Alpharma USPD, Inc. and State Street Bank and Trust Company (the "Depositary"), as amended (the "Depositary Agreement")), the class of securities available under this Plan shall mean the Depositary Shares, and a Participant shall receive from the Depositary, upon the exercise of an Option a depositary receipt representing the number of Depositary Shares issuable upon exercise of such Option.
(2) From and after the Option Closing Date (as defined in the Depositary Agreement), a Participant shall receive from the Company, upon exercise of an Option, cash in an amount equal to the Option Exercise Price (as defined in the Depositary Agreement) for each Depositary Share issuable upon conversion or exercise of such Option. Upon the occurrence of an Option Closing (as defined in the Depositary Agreement), except to the extent specifically provided to the contrary in the instrument evidencing any Option, Restricted Stock Award, other
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Award  or  any  other  agreement  between a Participant and the Company: (i) all
Options then-outstanding shall automatically become immediately exercisable in full, (ii) all Restricted Stock Awards then-outstanding shall automatically be deemed free of all conditions or restrictions, and (iii) all other Awards shall become exercisable, realizable or vested in full, or shall be free of all conditions or restrictions, as applicable to each such Award.
(3) From and after the Option Expiration Date (as defined in the Depositary Agreement), the class of securities available under this Plan shall mean the Common Stock, and a Participant shall receive from the Company, upon exercise of an Option, the number of shares of Common Stock of the Company issuable upon conversion or exercise of such Option.

9.     General  Provisions  Applicable  to  Awards
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(a)     Transferability  of Awards.  Except as the Board may otherwise determine
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or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.
(b)     Documentation.  Each  Award  shall  be  evidenced in such form (written,
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electronic  or  otherwise)  as the Board shall determine. Each Award may contain terms  and  conditions  in  addition  to  those  set  forth  in  the  Plan.
(c)     Board  Discretion.  Except as otherwise provided by the Plan, each Award
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may  be  made alone or in addition or in relation to any other Award.  The terms of each Award need not be identical, and the Board need not treat Participants uniformly.
(d)     Termination of Status.  The Board shall determine the effect on an Award
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of  the  disability,  death,  retirement,  authorized  leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.
(e)     Withholding.  Each  Participant  shall  pay  to  the  Company,  or  make
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provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, Participants may, to the extent then permitted under applicable law, satisfy such tax obligations in whole or in part by delivery of Depositary Shares, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.
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(f)     Amendment  of  Award.  The  Board  may  amend,  modify  or terminate any
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outstanding  Award,  including but not limited to, substituting therefor another
Award of the same or a different type and changing the date of exercise or realization, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.
(g)     Conditions  on Delivery of Shares.  The Company will not be obligated to
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deliver  any  Depositary  Shares  pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.
(h)     Acceleration.  The  Board  may  at any time provide that any Award shall
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become  immediately  exercisable  in  full  or  in  part,  free  of  some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.
10.     Miscellaneous
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(a)     No  Right To Employment or Other Status.  No person shall have any claim
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or  right  to  be  granted  an  Award,  and  the  grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.
(b)     No  Rights  As Stockholder.  Subject to the provisions of the applicable
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Award,  no  Participant  or  Designated  Beneficiary  shall have any rights as a stockholder with respect to any Depositary Shares to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Depositary Shares by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the Depositary Shares acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.
(c)     Effective Date and Term of Plan.  The Plan shall become effective on the
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date  on  which it is adopted by the Board. No Awards shall be granted under the
Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.
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(d)     Amendment  of  Plan.  The Board may amend, suspend or terminate the Plan
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or  any  portion  thereof  at  any  time.
(e)     Authorization  of  Sub-Plans.  The Board may from time to time establish
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one  or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to this Plan containing (i) such limitations on the Board's discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.
(f)     Governing Law.  The provisions of the Plan and all Awards made hereunder
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shall be governed by and interpreted in accordance with the laws of the State of
Delaware,  without  regard  to  any  applicable  conflicts  of  law.
11.     Change  in  Control  of  Company.
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     (a)     Notwithstanding  anything  in  the  Plan to the contrary, effective upon the consummation of a Change in Control of the Company, the exercisability of all options then outstanding under the Plan shall be accelerated in full so that such options shall become immediately exercisable to purchase all of the Depositary Shares covered by such options and all restrictions and conditions on awards outstanding under the Plan shall automatically be deemed terminated or satisfied.
(b)     For  purposes  of  the  Plan,  a  "Change  in  Control"  shall  mean:
     (1) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (x) the then-outstanding Depositary Shares of the Company (the "Outstanding Depositary Shares") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following
                                           --------  -------
acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for Depositary Shares or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company),
(B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (3) of this definition; or
10
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(2)     such  time  as  the  Continuing  Directors  (as  defined  below)  do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (x) who was a member of the Board on December 13, 2000, or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were
Continuing  Directors  at  the  time  of  such nomination or election; provided,
                                                                       --------
however,  that there shall be excluded from this clause (y) any individual whose
     --
initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
Act) or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or
(3) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Depositary Shares and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity), respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Depositary Shares and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then-outstanding Depositary Shares of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or
(4) the approval by the stockholders of the Company of a complete plan of liquidation.